Exhibit 21
GENERAL MOTORS COMPANY
AND SUBSIDIARIES, JOINT VENTURES, AND AFFILIATES
OF THE REGISTRANT
AS OF DECEMBER 31, 2012

State or
Sovereign Power
Company Name of Incorporation

06 Ormskirk Limited	England and Wales
2140879 Ontario Inc.	Canada
440 Chevrolet Buick GMC Ltee	Ontario
6153933 Canada Ltd.	Ontario
ACAR Leasing Ltd.	Delaware
ACF Investment Corp.	Delaware
Adam Opel AG	Germany
AFS Funding Trust	Delaware
AFS Management Corp.	Nevada
AFS SenSub Corp.	Nevada
Aftermarket (UK) Limited	England
Aftermarket Italia S.r.l. in liquidazione	Italy
AL Mansour Automotive SAE	Egypt
ALBI Trust	Delaware
ALC Leasing Ltd.	Delaware
AmeriCredit Automobile Receivables Trust 2005-C-F	Delaware
AmeriCredit Automobile Receivables Trust 2005-D-A	Delaware
AmeriCredit Automobile Receivables Trust 2007- B-F	Delaware
AmeriCredit Automobile Receivables Trust 2007-1	Delaware
AmeriCredit Automobile Receivables Trust 2007-D-F	Delaware
AmeriCredit Automobile Receivables Trust 2008-1	Delaware
AmeriCredit Automobile Receivables Trust 2008-2	Delaware
AmeriCredit Automobile Receivables Trust 2009-1	Delaware
AmeriCredit Automobile Receivables Trust 2010-1	Delaware
AmeriCredit Automobile Receivables Trust 2010-2	Delaware
AmeriCredit Automobile Receivables Trust 2010-3	Delaware
AmeriCredit Automobile Receivables Trust 2010-4	Delaware
AmeriCredit Automobile Receivables Trust 2010-A	Delaware
AmeriCredit Automobile Receivables Trust 2010-B	Delaware
Americredit Automobile Receivables Trust 2011-1	Delaware
AmeriCredit Automobile Receivables Trust 2011-2	Delaware
AmeriCredit Automobile Receivables Trust 2011-3	Delaware
AmeriCredit Automobile Receivables Trust 2011-4	Delaware
AmeriCredit Automobile Receivables Trust 2011-5	Delaware
AmeriCredit Automobile Receivables Trust 2012-1	Delaware
AmeriCredit Automobile Receivables Trust 2012-2	Delaware
AmeriCredit Automobile Receivables Trust 2012-3	Delaware
AmeriCredit Automobile Receivables Trust 2012-5	Delaware
AmeriCredit Automotible Receivables Trust 2012-4	Delaware
AmeriCredit Canada Receivables Funding Trust	Ontario
AmeriCredit Consumer Discount Company	Pennsylvania
AmeriCredit Consumer Loan Company, Inc.	Nevada

Exhibit 21
GENERAL MOTORS COMPANY
AND SUBSIDIARIES, JOINT VENTURES, AND AFFILIATES
OF THE REGISTRANT
AS OF DECEMBER 31, 2012

State or
Sovereign Power
Company Name of Incorporation

AmeriCredit Financial Services, Inc.	Delaware
AmeriCredit Funding Corp. XI	Delaware
AmeriCredit Management Trust	Delaware
AmeriCredit MTN Receivables Trust V	Delaware
AmeriCredit Prime Automobile Receivables Trust 2009-1	Delaware
AmeriCredit Syndicated Warehouse Trust	Delaware
Andiamo Riverfront, LLC	Michigan
Annunciata Corporation	Delaware
Antelope Valley Chevrolet, Inc.	Delaware
APGO Trust	Delaware
Approach (UK) Limited	England and Wales
Argonaut Holdings LLC	Delaware
ATK Automotive Technology Kaiserslautern GmbH	Germany
Atlantic Automobiles SAS	France
Auto Fornebu AS	Norway
Auto Lease Finance Corporation	Cayman Islands
Autohaus G.V.O. GmbH	Germany
Autovision (Scotland) Limited	Scotland
Autozentrum West Köln GmbH	Germany
Aviation Spectrum Resources Holdings, Incorporated	Delaware
Baker (Crewe) Limited	England and Wales
Ballards of Watford Limited	England and Wales
Bay View 2005 LJ-1 Owner Trust	Delaware
Bay View 2005 LJ-2 Owner Trust	Delaware
Bay View Deposit Corporation	Delaware
Baylis (Gloucester) Limited	England and Wales
Beerens O.C. NV	Belgium
Berse Road (No. 1) Limited	England
Berse Road (No. 2) Limited	England
Betula Cars S.L.	Spain
Bicknell (Malvern) Limited	England and Wales
BilCirkeln Malmö AB	Sweden
Bioformix, Inc.	Delaware
Blackdown Motor Company Limited	England and Wales
BOCO (Proprietary) Limited	South Africa
Boco Trust	South Africa
Brandish Limited	England and Wales
Bridge Motors (Banbury) Limited	England and Wales
Britain Chevrolet, Inc.	Delaware
Buick Pontiac GMC of Moosic, Inc.	Delaware
Carve-Out Ownership Cooperative LLC	Delaware
Caterpillar Logistics SCS	Italy

Exhibit 21
GENERAL MOTORS COMPANY
AND SUBSIDIARIES, JOINT VENTURES, AND AFFILIATES
OF THE REGISTRANT
AS OF DECEMBER 31, 2012

State or
Sovereign Power
Company Name of Incorporation

Caterpillar Logistics Supply Chain Services GmbH	Germany
Charles Hurst Motors Limited	Northern Ireland
Chevrolet Austria GmbH	Austria
Chevrolet Belgium NV	Belgium
Chevrolet Central and Eastern Europe	Hungary
Chevrolet Deutschland GmbH	Germany
Chevrolet Espana, S.A.	Spain
Chevrolet Euro Parts Center B.V.	Netherlands
Chevrolet Europe GmbH	Switzerland
Chevrolet Finland Oy	Finland
Chevrolet France	France
Chevrolet Italia S.p.A.	Italy
Chevrolet Nederland B.V.	Netherlands
Chevrolet of Novato, Inc.	Delaware
Chevrolet Poland Sp. z o.o.	Poland
Chevrolet Portugal, Lda.	Portugal
Chevrolet Sales (Thailand) Limited	Thailand
Chevrolet Sales India Private Ltd.	India
Chevrolet Sociedad Anonima de Ahorro para Fines Determinados	Argentina
Chevrolet Suisse S.A.	Switzerland
Chevrolet Sverige AB	Sweden
Chevrolet Türkiye Otomotive Limited Sirketi	Turkey
Chevrolet UK Limited Ltd	England
CHEVYPLAN S.A. Sociedad Administradora de Planes de Autofinanciamiento Comercial	Colombia
Controladora General Motors, S.A. de C.V.	Mexico
Coskata, Inc.	Delaware
Courtesy Buick-GMC, Inc.	Delaware
Crash Avoidance Metrics Partnerships	Michigan
Crown Motors (Dagenham) Limited	England and Wales
Daniels Chevrolet, Inc.	Delaware
DCJ1 LLC	Delaware
Dealership Liquidations, Inc.	Delaware
Delphi Energy and Engine Management Systems UK Overseas Corporation	Delaware
Detroit Investment Fund, L.P.	Delaware
Dinuba Auto Center, Inc.	Delaware
Diso Madrid S.l.r.	Spain
DMAX, Ltd.	Ohio
Dobies (Carlisle) Limited	England and Wales
Doraville Bond Corporation	Delaware
Drive Motor Properties LLP	England and Wales
Drive Motor Retail Limited	England and Wales
Eden (GM) Limited	England and Wales

Exhibit 21
GENERAL MOTORS COMPANY
AND SUBSIDIARIES, JOINT VENTURES, AND AFFILIATES
OF THE REGISTRANT
AS OF DECEMBER 31, 2012

State or
Sovereign Power
Company Name of Incorporation

Elasto S.A.	Ecuador
Envia Systems, Inc.	Delaware
Espace 328 SARL	France
F G Barnes (Maidstone) Limited	England and Wales
Fabrica Nacional de Autobuses Fanabus, S.A.	Venezuela
FAW-GM Light Duty Commercial Vehicle Co., Ltd.	China
Fiducie Carrefour 440	Ontario
FinanciaLinx Corporation	Quebec
Fox Valley Buick-GMC, Inc.	Delaware
General International Insurance Services Limited	Bermuda
General International Limited	Bermuda
General Motors (China) Investment Company Limited	China
General Motors (Hong Kong) Company Limited	Hong Kong
General Motors (Thailand) Limited	Thailand
General Motors - Colmotores S.A.	Colombia
General Motors Africa and Middle East FZE	United Arab Emirates
General Motors Asia Pacific (Pte) Ltd.	Singapore
General Motors Asia Pacific Holdings, LLC	Delaware
General Motors Asia, Inc.	Delaware
General Motors Asset Management Corporation	Delaware
General Motors Australia Ltd.	Australia
General Motors Austria GmbH	Austria
General Motors Auto LLC	Russian Federation
General Motors Automobiles Philippines, Inc.	Philippines
General Motors Automotive Holdings, S.L.	Spain
General Motors Belgium N.V.	Belgium
General Motors Chile Industria Automotriz Limitada	Chile
General Motors China, Inc.	Delaware
General Motors CIS,LLC	Russian Federation
General Motors Company	Delaware
General Motors Coordination Center BVBA	Belgium
General Motors Daewoo Auto and Technology CIS LLC	Russian Federation
General Motors de Argentina S.r.l.	Argentina
General Motors de Mexico, S. de R.L. de C.V.	Mexico
General Motors del Ecuador S.A.	Ecuador
General Motors Diesel Hybrid Center S.r.l.	Italy
General Motors do Brasil Ltda.	Brazil
General Motors East Africa Limited	Kenya
General Motors Egypt, S.A.E.	Egypt
General Motors Espana, S.L.U.	Spain
General Motors Europe Holdings, S.L.U.	Spain
General Motors Europe Limited	England and Wales

Exhibit 21
GENERAL MOTORS COMPANY
AND SUBSIDIARIES, JOINT VENTURES, AND AFFILIATES
OF THE REGISTRANT
AS OF DECEMBER 31, 2012

State or
Sovereign Power
Company Name of Incorporation

General Motors Financial Company, Inc.	Texas
General Motors Financial of Canada Ltd.	Ontario
General Motors Finland Oy	Finland
General Motors Foundation, Inc.	Michigan
General Motors France	France
General Motors Global Service Operations, Inc.	Delaware
General Motors Hellas S.A.	Greece
General Motors Holdings LLC	Delaware
General Motors India Private Limited	India
General Motors International Holdings, Inc.	Delaware
General Motors International Services Company SAS	Colombia
General Motors Investment Management Corporation	Delaware
General Motors Investments Pty. Ltd.	Australia
General Motors Ireland	Ireland
General Motors Israel Ltd.	Israel
General Motors Italia S.r.l.	Italy
General Motors Japan Limited	Japan
General Motors Limited	England
General Motors LLC	Delaware
General Motors Manufacturing Poland Sp. z o.o.	Poland
General Motors Nederland B.V.	Netherlands
General Motors New Zealand Pensions Limited	New Zealand
General Motors of Canada Limited (active)	Canada
General Motors Overseas Commercial Vehicle Corporation	Delaware
General Motors Overseas Corporation	Delaware
General Motors Overseas Distribution LLC	Delaware
General Motors Peru S.A.	Peru
General Motors Poland Spolka, z o. o.	Poland
General Motors Portugal Lda.	Portugal
General Motors Powertrain (Thailand) Limited	Thailand
General Motors Powertrain - Europe S.r.l.	Italy
General Motors Powertrain - Uzbekistan CJSC	Uzbekistan
General Motors Research Corporation	Delaware
General Motors South Africa (Pty) Limited	South Africa
General Motors Southeast Asia Operations Limited	Thailand
General Motors Strasbourg	France
General Motors Suisse S.A.	Switzerland
General Motors Taiwan Ltd.	Taiwan, Province of China
General Motors Technical Centre India Private Limited	India
General Motors Thailand Investments, LLC	Delaware
General Motors Treasury Center, LLC	Delaware

Exhibit 21
GENERAL MOTORS COMPANY
AND SUBSIDIARIES, JOINT VENTURES, AND AFFILIATES
OF THE REGISTRANT
AS OF DECEMBER 31, 2012

State or
Sovereign Power
Company Name of Incorporation

General Motors Türkiye Limited Sirketi	Turkey
General Motors UK Limited	England
General Motors Uruguay, S.A.	Uruguay
General Motors Uzbekistan Closed Joint Stock Company	Uzbekistan
General Motors Venezolana, C.A.	Venezuela
General Motors Ventures LLC	Delaware
General Motors Warehousing and Trading (Shanghai) Co. Ltd.	China
General Motors-Holden's Sales Pty. Limited	Australia
Genie Mecanique Zairois, S.A.R.L.	Congo, The Democratic Republic
Global Human Body Models Consortium, LLC	Michigan
Global Tooling Service Company Europe Limited	England and Wales
GM - Isuzu Camiones Andinos de Colombia Ltda.	Colombia
GM - ISUZU Camiones Andinos del Ecuador GMICA Ecuador Cia. Ltda.	Ecuador
GM Administradora de Bens Ltda.	Brazil
GM APO Holdings, LLC	Delaware
GM Auslandsprojekte GmbH	Germany
GM Auto World Korea Co.	Korea, Republic of
GM Automotive Services Belgium NV	Belgium
GM Automotive UK	England
GM Components Holdings, LLC	Delaware
GM Daewoo UK Limited	England
GM Eurometals, Inc.	Delaware
GM Europe Treasury Company AB	Sweden
GM Finance Co. Holdings LLC	Delaware
GM Financial Automobile Receivables Trust 2012-PP1	Delaware
GM Financial Canada Leasing Ltd.	Ontario
GM GEFS HOLDINGS (CHC4) ULC	Nova Scotia
GM Global Purchasing and Supply Chain Romania Srl	Romania
GM Global Technology Operations LLC	Delaware
GM Global Tooling Company LLC	Delaware
GM Holden Ltd.	Australia
GM Holdings U.K. No.1 Limited	England and Wales
GM Holdings U.K. No.3 Limited	England and Wales
GM International Sales Ltd.	Cayman Islands
GM Inversiones Santiago Limitada	Chile
GM Korea Co., Ltd.	Korea, Republic of
GM Korea Company	Korea, Republic of
GM LAAM Holdings, LLC	Delaware
GM Nigeria Limited	Nigeria
GM Personnel Services, Inc.	Delaware
GM Plats (Proprietary) Limited	South Africa

Exhibit 21
GENERAL MOTORS COMPANY
AND SUBSIDIARIES, JOINT VENTURES, AND AFFILIATES
OF THE REGISTRANT
AS OF DECEMBER 31, 2012

State or
Sovereign Power
Company Name of Incorporation

GM Purchasing Vauxhall UK Limited	England
GM Subsystems Manufacturing, LLC	Delaware
GM Supplier Receivables LLC	Delaware
GM Viet Nam Motor Company Ltd.	Viet Nam
GM Warranty LLC	Delaware
GM-AVTOVAZ CJSC	Russian Federation
GM-DI Leasing LLC	Delaware
GM-UMI Technology Research and Development Ltd.	Israel
GMAC de Venezela, C.A.	Venezuela
GMAC Holding S.A. de C.V.	Mexico
GMF Europe Holdco Limited	United Kingdom
GMF Europe LLP	England and Wales
GMF International LLC	Delaware
GMF Leasing LLC	Delaware
GMF Leasing Warehousing Trust	Delaware
GPSC UK Limited	England and Wales
Grand Pointe Holdings, Inc.	Michigan
Grand Pointe Park Condominium Association	Michigan
H.S.H. Limited	England and Wales
Haines & Strange Limited	England and Wales
Hicom-Chevrolet, Sdn Bhd	Malaysia
HOLDCORP S.A.	Ecuador
Holden New Zealand Limited	New Zealand
HRL Laboratories, LLC	Delaware
Hydrogenics Corporation	Ontario
Hérouville Motors SARL	France
IBC Vehicles Limited	England
Industries Mecaniques Maghrebines, S.A.	Tunisia
Infinite Velocity Automotive, Inc.	Delaware
Integrity Automotive Group, Inc.	Delaware
ISF Internationale Schule Frankfurt-Rhein-Main Geschäftsführungsgesellschaft mbH	Germany
ISF Internationale Schule Frankfurt-Rhein-Main GmbH & Co. KG	Germany
ISPOL Holding B.V.	Netherlands
Isuzu Motors Polska Sp. z o.o.	Poland
Isuzu Truck South Africa (Pty.) Limited (ITSA)	South Africa
IUE-GM National Joint Skill Development and Training Committee	Ohio
Jeffery (Wandsworth) Limited	England and Wales
JS Folsom Automotive, Inc.	Delaware
Koneyren, Inc.	Michigan
Lakeside Chevrolet Buick GMC Ltd.	Ontario
Las Cruces Automotive Group, Inc.	Delaware
LCV Platform Engineering Corp.	Japan

Exhibit 21
GENERAL MOTORS COMPANY
AND SUBSIDIARIES, JOINT VENTURES, AND AFFILIATES
OF THE REGISTRANT
AS OF DECEMBER 31, 2012

State or
Sovereign Power
Company Name of Incorporation

Lease Ownership Cooperative LLC	Delaware
Lidlington Engineering Company, Ltd.	Delaware
Limited Liability Company "JV Systems"	Russian Federation
Lookers Birmingham Limited	England and Wales
MAC International FZCO	United Arab Emirates
Mack Buick-GMC, Inc.	Delaware
MacLeods of Perth Limited	Scotland
MalibuIQ	Delaware
Marshall of Ipswich Limited	England and Wales
Marshall of Peterborough Limited	England and Wales
Marshall of Stevenage Ltd	England and Wales
Merced Chevrolet, Inc.	Delaware
Millbrook Pension Management Limited	England
Millbrook Proving Ground Limited	England
Monetization of Carve-Out, LLC	Delaware
Moran Cadillac - GMC, Inc.	Delaware
Moran Chevrolet, Inc.	Delaware
Motor Repris Automoció S.L.	Spain
Motorbodies Luton Limited	England and Wales
Motors Holding LLC	Delaware
Motors Properties (Trading) Limited	England and Wales
Motors Properties Limited	England and Wales
Multi-Use Lease Entity Trust	Delaware
Murketts of Cambridge Limited	England and Wales
North American New Cars, Inc.	Delaware
Now Motor Retailing Limited	England and Wales
OEConnection LLC	Delaware
OEConnection Manager Corp.	Delaware
Omnibus BB Transportes, S. A.	Ecuador
OnStar de Mexico	Mexico
OnStar Global Services Corporation	Delaware
OnStar Middle East FZ-LLC	United Arab Emirates
OnStar, LLC	Delaware
Opel Australia Pty Ltd	Australia
Opel Danmark A/S	Denmark
Opel Eisenach GmbH	Germany
Opel Norge AS	Norway
Opel Southeast Europe LLC	Hungary
Opel Special Vehicles GmbH	Germany
Opel Sverige AB	Sweden
Opel Szentgotthard Automotive Manufacturing Ltd	Hungary
Opel Wien GmbH	Austria

Exhibit 21
GENERAL MOTORS COMPANY
AND SUBSIDIARIES, JOINT VENTURES, AND AFFILIATES
OF THE REGISTRANT
AS OF DECEMBER 31, 2012

State or
Sovereign Power
Company Name of Incorporation

P. T. Mesin Isuzu Indonesia	Indonesia
P.T. G M AutoWorld Indonesia	Indonesia
P.T. General Motors Indonesia	Indonesia
Pan Asia Technical Automotive Center Company, Ltd.	China
Pearl (Crawley) Limited	England and Wales
Performance Equity Management, LLC	Delaware
Peter Vardy (Perth) Limited	Scotland
PIMS Co.	Delaware
Plan Automotor Ecuatoriano S.A. Planautomotor	Ecuador
Powermat Technologies Ltd.	Israel
Princeton Chevrolet, Inc.	Delaware
Promark Global Advisors Limited	England
ProSTEP AG	Germany
Proterra Inc	Delaware
PT. General Motors Indonesia Manufacturing	Indonesia
Quantum Fuel Systems Technologies Worldwide, Inc.	Delaware
Randstad WorkNet GmbH	Germany
Reeve (Derby) Limited	England and Wales
Reg Vardy (VMC) Limited	England and Wales
RelayRides, Inc.	Delaware
Renaissance Center Management Company	Michigan
Renton Cadillac Pontiac GMC, Inc.	Delaware
Riverfront Holdings III, Inc.	Delaware
Riverfront Holdings Phase II, Inc.	Delaware
Riverfront Holdings, Inc.	Delaware
Ruedas de Aluminio, C.A.	Venezuela
Rumble (Bedworth) Limited	England and Wales
S.C. UNION MOTORS CAR SALES S.L.R.	Romania
Saab Automobile AB	Sweden
SAIC General Motors Investment Limited	China
SAIC General Motors Sales Company Limited	China
SAIC GM Wuling Automobile Company Limited	China
Sakti3, Inc.	Delaware
Salmon Street Ltd.	Australia
Sarmiento 1113 S.A. (en liquidacion)	Argentina
Saturn County Bond Corporation	Delaware
SB (Helston) Limited	England and Wales
SDC Materials, Inc.	Delaware
Seward (Wessex) Limited	England and Wales
Shanghai Chengxin Used Car Operation and Management Company Limited	China
Shanghai General Motors Corporation Ltd.	China
Shanghai GM (Shenyang) Norsom Motors Co. Ltd..	China

Exhibit 21
GENERAL MOTORS COMPANY
AND SUBSIDIARIES, JOINT VENTURES, AND AFFILIATES
OF THE REGISTRANT
AS OF DECEMBER 31, 2012

State or
Sovereign Power
Company Name of Incorporation

Shanghai GM Dong Yue Motors Company Limited	China
Shanghai GM Dong Yue Powertrain Company Limited	China
Shanghai OnStar Telematics Co. Ltd.	China
Sherwoods (Darlington) Limited	England and Wales
Simpson Garden Grove, Inc.	Delaware
Sirius XM Canada Inc.	Canada
Sistemas de Compra Programada Chevrolet, C.A.	Venezuela
Skurrays Limited	England
Slaters (GM) Limited	England and Wales
Smokey Point Buick Pontiac GMC, Inc.	Delaware
Southern (Merthyr) Limited	England and Wales
Stam-Terberg Autobedrijven B. V.	Netherlands
Sterling Motor Properties Limited	England and Wales
Superior Chevrolet, Inc.	Delaware
Tactus Technology, Inc.	Delaware
The NanoSteel Company, Inc.	Delaware
Thurlow Nunn (JV) Limited	England and Wales
Tustain Motors Limited	England and Wales
TÜV NORD Bildung Opel GmbH	Germany
Union Motors Car Sales S.r.l.	Romania
United States Advanced Battery Consortium, LLC	Michigan
United States Automotive Materials Partnership, LLC	Michigan
United States Council for Automotive Research LLC	Michigan
Universal Motors Israel Ltd.	Israel
Valentine Buick GMC, Inc.	Delaware
Vauxhall Motors Limited	England
Vehicle Asset Universal Leasing Trust	Delaware
Vertu Motors (Chingford) Limited	England and Wales
Vertu Motors (VMC) Limited	England and Wales
VHC Sub-Holdings (UK)	England
Vickers (Lakeside) Limited	England and Wales
Vision Motors Limited	England and Wales
Visole Energy, Inc.	Delaware
VM Motori S.p.A.	Italy
VM North America, Inc.	Delaware
VMO Properties Limited	England and Wales
VRP Venture Capital Rheinland-Pfalz Nr. 2 GmbH & Co. KG	Germany
W. Grose Northampton Limited	England and Wales
Welcome S.R.L.	Italy
Wheatcroft (Worksop) Limited	England and Wales
Whitehead (Rochdale) Limited	England and Wales
Whitmore's of Edenbridge Limited	England and Wales

Exhibit 21
GENERAL MOTORS COMPANY
AND SUBSIDIARIES, JOINT VENTURES, AND AFFILIATES
OF THE REGISTRANT
AS OF DECEMBER 31, 2012

State or
Sovereign Power
Company Name of Incorporation

Wilson & Co. (Motor Sales) Limited	England and Wales
Wind Point Partners III, L.P.	Delaware
Woodbridge Buick GMC, Inc.	Delaware
WRE, Inc.	Michigan
Zona Franca Industrial Colmotores SAS	Colombia

Total - 424